FITLIFE BRANDS®

NDS NUTRITION · PMD · SIREN LABS · NUTROLOGY NUTRITION · METIS NUTRITION · iSatori · ENERGIZE THE ALL-DAY ENERGY PILL · BioGenetic LABORATORIES · CORE ACTIVE

Investor Presentation | May 3, 2021

Disclaimer

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks, uncertainties and assumptions, are based on the current estimates and assumptions of management as of the date of this presentation and are subject to uncertainty and changes. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Overview of FitLife Brands, Inc. (FTLF)

✓ Primary
✓ Secondary

Our Company

- FitLife Brands develops and markets nutritional supplements under nine different brands
- The Company primarily competes in the sports nutrition and diet categories, with more recent efforts to expand in the general health category
- Historically, the Company was a wholesaler of its products, with minimal e-commerce efforts
- Beginning in 2018, under new management, the Company embarked on a strategy to revitalize the brands and develop and grow its e-commerce business
- The Company estimates that sales of its products to the end consumer in 2020 was approximately $65-75 million
  - $4.5 million sold by FTLF
  - $60-70 million sold by the Company's wholesale partners
- The Company is seeking to grow organically in its wholesale and online channels, as well as through prudent acquisitions

Our Brands

	Description	# of SKUs	GNC	Other wholesale	Online
NDS Nutrition	Premium general health and weight loss	23	Primary		Secondary
PMD	Premium sports nutrition	51	Primary		Secondary
Siren Labs	Premium weight loss and sports nutrition	10	Primary		Secondary
Nutrology Nutrition	Vegan and all-natural sports nutrition	14	Primary		Secondary
Metis Nutrition	Premium male health and weight loss	2	Primary		Secondary
iSatori	High-quality weight loss and sports nutrition	23	Secondary	Primary	Primary
Energize	Simple energy products at affordable prices	5		Primary	Primary
BioGenetic Laboratories	Weight loss and general health at affordable prices	4	Secondary	Primary	Primary
Core Active	Value-oriented sports nutrition and weight loss	4			Primary

We sell our products through wholesale partners as well as directly to consumers online

Our Wholesale Partners

GNC LIVE WELL

Walmart

theVitamin Shoppe

CVS

Walgreens

RITE AID

BODYBUILDING.COM

EUROPA SPORTS PRODUCTS

Our Online Channels

amazon

ebay

Walmart.com

FitLifeBrands.com

iSatori.com

NutrologyOnline.com

Our transformation began in early 2018

$ millions


LTM revenue
LTM net income
• Significant sales decline
• Several quarters of negative EBITDA and net income
• Company in default on debt and behind on payables to product suppliers
• Significant cost reduction
• Development of new e-commerce business
• Recapitalization and debt reduction
• Product branding/packaging refreshed
• Increased focus on new product development
• Continued growth of online business
• Strong and growing free cash flow
• Share repurchases
• Evaluation of numerous acquisition candidates
New CEO
Impact of COVID-19 and GNC bankruptcy
30
25
20
15
10
5
0
-5
-10
25.3
0.4
23.0
-0.8
19.4
-2.4
18.1
-2.6
17.8
-9.8
16.8
-9.2
16.2
-8.5
16.7
-7.6
17.1
0.5
18.3
1.5
18.6
1.8
19.3
2.3
19.5
2.7
19.8
2.9
17.9
2.3
19.5
3.0
21.7
4.3*
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2016
2017
2018
2019
2020

* Excluding the $4.37 million impact of releasing the reserve against the Company's deferred tax assets

Multi-pronged investment thesis

1. Profitable, rapidly growing e-commerce business
2. Relentless focus on shareholder value creation
3. Compelling cash generation and strong balance sheet allow the Company to pursue accretive acquisitions
4. NOL carryforwards shield the Company's growing profitability from taxes
5. Attractive valuation metrics

1 Our rapidly growing online business accounts for more than 20% of total revenue

$ millions


Wholesale revenue
Online revenue
CAGR
2018-2020
25
20
15
10
5
0
17.8
17.1
19.5
21.7
17.5
16.2
17.1
17.2
0.3
0.9
2.4
4.5
2017
2018
2019
2020
12.8%
3.3%
123.1%
Online as % of total revenue
1.5%
5.5%
12.4%
20.5%

(1) Increased e-commerce revenue results in stronger gross margins

Total company gross margin
Percent


43.2%
41.3%
39.5%
2018
2019
2020

	2018	2019	2020
Online as % of total revenue	**5.5%**	**12.4%**	**20.5%**

As our rapidly growing online business becomes a larger percentage of the Company's total revenue, we expect gross margins to continue to expand

① Strong and consistent Amazon subscriber growth

Number of active subscribe and save customers


5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
+502%
+160%
Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr
2019
2020
2021

② Relentless focus on shareholder value creation

High insider ownership

- CEO and entities he controls own 57.7% of shares on a fully diluted basis
- Other employees and insiders own an additional 3.4% of outstanding shares
- CEO compensation heavily weighted to RSUs that vest only when increasing share price targets are achieved, and options that have value only when share price increases

Share repurchases

- Over the past two years, the Company has repurchased approximately 20% of outstanding shares
- In order to preserve public float, the Company has not purchased shares in the open market since 2019, instead focusing on private transactions
- During April 2021, the Company repurchased
  - 12,710 dilutive in-the money options from employees at a discount to intrinsic value for total consideration of $186,000
  - 9,023 shares from a board member for total consideration of $257,000

Upgrading stock listing

- In order to increase visibility and build a broader investor base, the Company's stock is transitioning from OTC Pink to OTCQX effective May 3, 2021
- The Company meets the NASDAQ initial listing standards other than the minimum number of required round lot shareholders
- The Company will consider uplisting to NASDAQ when it achieves the required shareholder count

3 Compelling cash generation and strong balance sheet . . .

$ thousands

Net income



10,000
8,000
6,000
4,000
2,000
0
509
2,698
8,714
4,344
2018
2019
2020
2020 (adj.)*

Free cash flow

	2018	2019	2020
Cash flow from ops	258	2,261	5,721
Capex (divestiture)	(4)	-	-
Free cash flow	**262**	**2,261**	**5,721**

Business has minimal capex requirements

Working capital

	2018	2019	2020
Current assets	5,884	5,701	11,873
Current liabilities	3,994	2,776	4,129
Working capital	**1,890**	**2,925**	**7,744**

Net cash (debt)



8,000
6,000
4,000
2,000
0
-2,000
-241
265
6,336
2018
2019
2020**

* Excluding the $4.37 million impact of releasing the reserve against the Company's deferred tax assets

** Excluding PPP loan, which was forgiven on January 15, 2021

(3) . . . allow the Company to pursue accretive acquisitions

Objectives

- Acquire brands that compete in complementary product categories, target new customer demographics, or bring incremental e-commerce skillset
- Where possible, deploy cash for acquisitions as opposed to equity
- Prioritize acquisitions that will be immediately accretive to earnings
- Reduce dependence on the Company's largest customer, GNC, which accounted for 71% of our revenue during 2020

Efforts to date

- Since embarking on acquisition campaign in 2019, the Company has entered into more than a dozen NDAs to evaluate potential acquisition candidates
- The Company's first acquisition, Nutrology, closed on April 7, 2021
  - Nutrology offers an all-natural product line, including some vegan products, targeting a new demographic for the Company
  - At time of acquisition, Nutrology had LTM revenue of $0.9 million and LTM net income of $0.2 million
  - Total cash consideration paid represents a low single digit earnings multiple prior to any cost or revenue synergies
  - The Company believes it can significantly enhance distribution of the Nutrology products within GNC and in online channels, as well as expand the product line over time
- The Company continues to evaluate additional acquisition opportunities

(4) NOL carryforwards shield the Company's growing profitability from taxes

$ thousands

	2018	2019	2020
Pre-tax income	520	2,705	4,268
Cash tax expense (refund)	11	7	(36)
NOL balance	28,000	25,900	21,900

- The Company will have minimal federal cash tax obligations on the next $21.9 million of taxable income that it generates
- In order to preserve the NOLs by discouraging an "ownership change" as defined in Section 382 of the US Internal Revenue Code, the Company implemented a rights plan in March 2021 (expiring in March 2022)
- Releasing the reserve against the Company's deferred tax assets at the end of 2020 resulted in a non-recurring, non-cash $4.37 million tax benefit
- Going forward, the Company's financial statements will record a GAAP tax expense, but minimal federal cash taxes will be due until the NOLs have been exhausted

(5) Attractive valuation metrics

Current valuation

Common shares outstanding	1,094,690	As of April 30, 2021
Common shares underlying dilutive warrants	35,870	As of April 30, 2021
Common shares underlying dilutive vested options	79,500	As of April 30, 2021
Fully diluted common shares	1,210,060	As of April 30, 2021
Share price	$39.96	As of April 30, 2021
Fully diluted market capitalization	$ 48,354,001	
Debt	$ -	As of April 30, 2021
Cash	$ 6,920,675	As of April 30, 2021
Cash from exercise of dilutive options/warrants	$ 537,377	Assumed exercised
Adjusted cash	$ 7,458,052	
Net debt	$ (7,458,052)	
Enterprise value	$ 41,433,326	
LTM net income (excluding $4.37 million tax benefit)	$ 4,344,000	As of Dec 31, 2020
Price/earnings	11.1x	
Price/earnings ex-cash	9.4x	
LTM free cash flow	$ 5,721,000	As of Dec 31, 2020
FCF/Equity	11.8%	

Other metrics/data points

Revenue growth
- 1-year (2019-2020): 11.5%
- 2-year CAGR (2018-2020): 12.8%

Net income growth
- 1 year (2019-2020): 61.0%
- 2-year CAGR (2018-2020): 192.1%

Fully diluted EPS growth
- 1 year (2019-2020): 58.5%
- 2-year CAGR (2018-2020): 221.3%

Cash/outstanding share
- $6.32, or 16% of share price, as of April 30, 2021

Remaining share repurchase authorization
- $3.2 million as of April 30, 2021

Line of credit
- Undrawn $2.5 million revolver with CIT Bank, L+275

Available NOL carryforwards
- $21.9 million as of December 31, 2020

Five-year stock chart

Price per share



45
40
35
30
25
20
15
10
5
0
May-16
Aug-16
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18
Nov-18
Feb-19
May-19
Aug-19
Nov-19
Feb-20
May-20
Aug-20
Nov-20
Feb-21
New CEO
Returns (as of April 30, 2021):
• 1-year: 344%
• 2-year: 479%
• Since management change: 1,380%

Note: All closing prices adjusted for the effects of the reverse/forward split that became effective on April 16, 2019

Summary

1. Profitable, rapidly growing e-commerce business
2. Relentless focus on shareholder value creation
3. Compelling cash generation and strong balance sheet allow the Company to pursue accretive acquisitions
4. NOL carryforwards shield the Company's growing profitability from taxes
5. Attractive valuation metrics

Please contact us at investor@fitlifebrands.com if you have any questions!